DELAWARE GROUP® EQUITY FUNDS IV
Delaware Macquarie Global Real Estate Fund
(the “Fund”)

Supplement to the Fund's Prospectuses
dated January 28, 2010 (the “Prospectuses”)

Effective November 3, 2010, Delaware Management Company re-assumed management of the Fund. In connection with this change, the Fund’s investment strategies and management have reverted back to those described in the Prospectuses dated January 28, 2010. For information regarding the Fund’s investment strategies and management, see the sections of the Fund’s Prospectuses entitled, “Fund Summary--What are the Fund's main investment strategies?”, “Fund Summary--Who manages the Fund?”, “How we manage the Fund—Our investment strategies”, “Who manages the Fund—Investment manager”, and “Who manages the Fund—Portfolio managers”.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated November 3, 2010.